Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

MProved Systematic Long-Short Fund Investor Class (Trading Symbol: MLSJX) Institutional Class (Trading Symbol: MLSQX)	MProved Systematic Merger Arbitrage Fund Investor Class (Trading Symbol: MMAJX) Institutional Class (Trading Symbol: MMAQX)
MProved Systematic Multi-Strategy Fund Investor Class (Trading Symbol: MMSJX) Institutional Class (Trading Symbol: MMSQX)

Each a Series of Series Portfolios Trust

Supplement to the prospectus dated April 30, 2019 (the “Prospectus”)

Effective September 3, 2019, the principal underwriter and distributor of MProved Systematic Long-Short Fund, MProved Systematic Merger Arbitrage Fund and MProved Systematic Multi-Strategy Fund (the “Funds”) is Quasar Distributors, LLC. Accordingly, all references in the Prospectus to Foreside Fund Services, LLC, the Funds’ current principal underwriter and distributor, are hereby deleted and replaced with Quasar Distributors, LLC.

The name and address under the heading PRINCIPAL UNDERWRITER, on page 89, is deleted and replaced with the following:

Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Please retain this supplement with your Prospectus

Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

MProved Systematic Long-Short Fund Investor Class (Trading Symbol: MLSJX) Institutional Class (Trading Symbol: MLSQX)	MProved Systematic Merger Arbitrage Fund Investor Class (Trading Symbol: MMAJX) Institutional Class (Trading Symbol: MMAQX)
MProved Systematic Multi-Strategy Fund Investor Class (Trading Symbol: MMSJX) Institutional Class (Trading Symbol: MMSQX)

Each a Series of Series Portfolios Trust (the “Trust”)

Supplement to the Statement of Additional Information dated April 30, 2019 (the “SAI”)

Effective September 3, 2019, the principal underwriter and distributor of MProved Systematic Long-Short Fund, MProved Systematic Merger Arbitrage Fund and MProved Systematic Multi-Strategy Fund (the “Funds”) is Quasar Distributors, LLC. Accordingly, all references in the SAI to Foreside Fund Services, LLC, the Funds’ current principal underwriter and distributor, are hereby deleted and replaced with Quasar Distributors, LLC.

The first paragraph under the section entitled “Portfolio Holdings Information” beginning on page B-33 is deleted and replaced with the following:

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Funds. The Adviser has also adopted a policy with respect to disclosure of each Fund’s portfolio holdings (the “Adviser’s Policy”). Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser’s Policy (the “Disclosure Policies”). The Adviser and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of each Fund’s shareholders and the interests of the Adviser, the Funds’ distributor, Quasar Distributors, LLC

(the “Distributor”), or any other affiliated person of the Funds. After due consideration, the Adviser and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”) is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of each Fund’s shareholders and potential conflicts of interest in making such disclosures.

Footnote three to the table under the section entitled “Trustees and Executive Officers” beginning on page B-35 is deleted and replaced with the following:

Ms. Armour is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that she is a board member and an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

The section entitled “The Funds’ Principal Underwriter and Distributor” beginning on page B-59 is deleted and replaced with the following:

Quasar Distributors, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds’ principal underwriter and distributor in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement between the Funds and the Distributor (the “Distribution Agreement”), the Distributor acts as the Funds’ principal underwriter and distributor and provides certain administrative services and arranges for the sale of the Funds’ shares. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on a 60-day written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by the Distributor upon a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Please retain this supplement with your Statement of Additional Information